Motley Fool Global Opportunities ETF
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 97.1%	Shares	Value
Argentina - 2.5%
MercadoLibre, Inc. (a)	4,539	$9,403,809

Australia - 1.0%
Atlassian Corp. - Class A (a)	24,421	3,651,428

Canada - 5.4%
Canadian National Railway Co.	52,254	5,010,636
Waste Connections, Inc.	87,511	15,450,067
		20,460,703

China - 2.6%
Yum China Holdings, Inc.	203,128	9,778,582

Germany - 1.7%
Symrise AG	76,206	6,317,119

Ireland - 5.3%
ICON PLC (a)	64,231	11,882,735
Kerry Group PLC - Class A	72,315	6,708,653
Kerry Group PLC - Class A	18,349	1,660,716
		20,252,104

Israel - 1.9%
Cellebrite DI Ltd. (a)	421,608	7,108,311

Japan - 5.7%
Nintendo Co. Ltd.	257,606	21,900,757

Kenya - 0.2%
Safaricom PLC	4,000,000	888,031

Netherlands - 1.0%
Universal Music Group NV	150,520	3,856,397

Philippines - 3.9%
International Container Terminal Services, Inc.	1,610,522	14,898,255

Spain - 1.2%
Cellnex Telecom SA (b)	154,979	4,650,395

Taiwan - 3.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	41,144	11,993,887

Thailand - 2.5%
Fabrinet (a)(c)	21,075	9,682,066

United Arab Emirates - 0.0%(d)
NMC Health PLC (a)(e)	485,482	0

United Kingdom - 10.1%
Aon PLC - Class A	28,211	9,984,437
Ashtead Group PLC	98,561	6,298,844
Close Brothers Group PLC (a)	1,589,554	9,481,019
London Stock Exchange Group PLC	83,625	9,860,635
Rentokil Initial PLC - ADR (c)	108,975	3,013,159
System1 Group PLC	13,786	38,869
		38,676,963

United States - 49.0%(f)
Alphabet, Inc. - Class C	85,461	27,357,775
Alphatec Holdings, Inc. (a)	368,567	8,311,186
Amazon.com, Inc. (a)	98,615	22,998,990
American Tower Corp.	50,858	9,219,030
Axon Enterprise, Inc. (a)	21,720	11,731,841
Brookfield Asset Management Ltd. (c)	187,436	9,885,375
Costco Wholesale Corp.	14,050	12,835,940
Crocs, Inc. (a)(c)	33,205	2,821,761
DexCom, Inc. (a)	122,709	7,788,340
Equinix, Inc.	12,114	9,125,597
Fastenal Co.	221,804	8,960,882
Mastercard, Inc. - Class A	29,104	16,022,625
Salesforce, Inc.	34,757	8,012,879
SBA Communications Corp.	23,308	4,528,045
StoneX Group, Inc. (a)	92,174	8,351,886
Waters Corp. (a)	20,260	8,173,289
Watsco, Inc. (c)	30,595	10,598,108
		186,723,549
TOTAL COMMON STOCKS (Cost $201,505,534)		370,242,356

PREFERRED STOCKS - 1.9%	Shares	Value
Germany - 1.9%
Dr Ing hc F Porsche AG, 0.00% (b)	140,171	7,260,572
TOTAL PREFERRED STOCKS (Cost $12,517,323)		7,260,572

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 6.8%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.09% (g)	25,880,675	25,880,675
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $25,880,675)		25,880,675

TOTAL INVESTMENTS - 105.8% (Cost $239,903,532)		403,383,603
Liabilities in Excess of Other Assets - (5.8)%		(22,035,257)
TOTAL NET ASSETS - 100.0%		$381,348,346

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of November 30, 2025, the value of these securities total $11,910,967 or 3.1% of the Fund’s net assets.

(c)	All or a portion of this security is on loan as of November 30, 2025. The fair value of these securities was $25,591,570.
(d)	Represents less than 0.05% of net assets.
(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of November 30, 2025.

(f)
To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

(g)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Motley Fool Global Opportunities ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$370,242,356	$–	$0	$370,242,356
Preferred Stocks	7,260,572	–	–	7,260,572
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	25,880,675
Total Investments	$377,502,928	$–	$0	$403,383,603

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $25,880,675 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.